February 8, 1996

Dear Shareholder:

  We are pleased to report that the net asset value of your shares of the Hilliard Lyons Growth Fund increased, including income, by 31.1% in 1995. Though we did not succeed in surpassing the Standard & Poor's 500 Index which appreciated by 37.6% for the year, including income, our absolute return far exceeded our long term goal of mid-teens annual growth. In the fourth quarter the Hilliard Lyons Growth Fund appreciated 6.7% compared to 6.0% for the S&P 500 Index. A more detailed review of what shaped our results for 1995 appears below.

  Unless you are a very new shareholder of the Fund, you received a letter from us in early January notifying you of our intention to seek shareholder approval to change the Fund's regulatory status from diversified to non-diversified. We believe such a change is important to provide portfolio flexibility more suitable to our investment style. Our "bottom-up" approach to investing emphasizes individual stock selection, an approach which lends itself to more concentrated positions. We have considered this proposal carefully and believe the change would be significant and positive for shareholders. Such a change is considered fundamental and is therefore subject to shareholder vote. In March, you will receive proxy material which will describe the ways in which the change may affect the Fund's portfolio. Also, with the proxy material we will present in detail our reasons for proposing the conversion.

1995

  The appreciation in the Fund's portfolio of over 30% was driven in great part by earnings gains by portfolio companies. Further appreciation was the result of sharply declining long-term interest rates which often have the effect of increasing P/E ratios. A generally stable economic climate and increasing public enthusiasm for investing in common stocks through mutual funds were also factors which played an important part in the substantial gains in 1995, the third biggest year of market equity appreciation in the last fifty.

  The Hilliard Lyons Growth Fund participated in the stock market rally primarily through its concentration in financial stocks and in the strong performance of two of its larger holdings, Johnson & Johnson and Walgreen. These companies made significant earnings progress, in most cases greater than we had expected. The rest of the portfolio produced more varied economic and stock market performance, but on balance achieved good absolute gains in market value, though below those of the S&P 500 Index.

1996 AND BEYOND

  Many people fear that after such a substantial advance the stock market must pause or retrace some of its gains. In our view, it is not logical to assume that one fine year necessarily begets a poor year. History suggests this is not the case either. It is, however, important to test valuations with extra scrutiny after such a powerful advance. Some statistics lend perspective. Though 1995 was undoubtedly an extraordinary year, the 1990s have produced average returns of 13.1%, not far above the stock market long-term average return of 10% to 11%. The P/E ratio of the Standard & Poor's 500 finished 1995 at 17, compared to the long term average of 13.5. This 25% premium presents some cause for concern but must be examined in light of the lowest interest rates and inflation that we have seen since the early 70's.

  There are factors which suggest that intense optimism is reflected in today's stock prices. Corporate directors are paying out the lowest percentage of earnings in dividends in the last fifty years, suggesting confidence that the profits derived from the investment of retained earnings will result in stock appreciation. Equity mutual funds have become enormously popular with $112.1 billion flowing into funds in the first 11 months of 1995. Perhaps most worrisome is the fourth quarter surge in initial public offerings to a record $12.6 billion. The public's appetite for untested companies is often most voracious at stock market peaks.

  Despite ebullient signs all around, we feel comfortable with the Fund's holdings and think that sufficient opportunities will appear to keep the Fund substantially invested. Our optimism arises from the conviction that the course of a company's earnings will determine the course of its stock price. Our analysis has led us to conclude that the business prospects of our companies are strong. The impediment that lavish market prices impose on near term market appreciation is not great enough to entice us to give up ownership in outstanding enterprises. But if we have another 30% up year . . . we hope to have such a dilemma.

  We appreciate the loyalty of our shareholders and are pleased that the Fund did well this past year. We are proceeding in 1996 with optimism and enthusiasm, seeking to discover extraordinary investments for the Fund.

  Sincerely,


  /s/ Donald F. Kohler                         /s/ Samuel C. Harvey
  DONALD F. KOHLER                             SAMUEL C. HARVEY
  Chairman                                     President


            Comparison of Change in Value of $10,000 Investment on
               HILLIARD LYONS GROWTH FUND, INC. AND THE S&P 500
                  February 1, 1992 through December 31, 1995

                             [GRAPH APPEARS HERE]

Measurement Period           GROWTH
(Fiscal Year Covered)        FUND           S&P 500
-------------------          ----------     ---------
Measurement Pt-1991          $ 9,525        $10,000
FYE 12/31/92*                $10,185        $10,966
FYE 12/31/93                 $10,606        $12,071
FYE 12/31/94                 $10,882        $12,230
FYE 12/31/95                 $14,269        $16,826

Past performance is not predictive of future performance.
* Annualized for the period 2-1-92 through 12-31-92.


AVERAGE ANNUAL TOTAL RETURN*
----------------------------
1 Year       Since Inception
----------------------------
24.87%            9.29%
----------------------------
* Returns have been reduced
  by the maximun sales charge
  of 4.75%.

                        HILLIARD LYONS GROWTH FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

COMMON STOCKS -- 84.5%
--------------------------------------------------------------------------------

                                                                        Market
 Shares  Company                                              Cost      Value
 ------  -------                                              ----      ------
      BASIC INDUSTRY -- 3.6%
      ----------------------------------------------------------------------
 27,700  Nalco Chemical Co. ............................   $  910,845 $  834,462
  7,350  Sonoco Products Co. ...........................      136,910    192,938
                                                           ---------- ----------
                                                            1,047,755  1,027,400
      CAPITAL GOODS -- 12.2%
      ----------------------------------------------------------------------
 26,000  Dover Corp. ...................................      630,550    958,750
 14,000  General Electric Co. ..........................      565,278  1,008,000
  8,400  Hubbell Inc. CL B .............................      408,960    552,300
  4,000  Minnesota Mining & Manufacturing Co. ..........      186,952    265,000
 12,000  Nordson Corp. .................................      664,500    675,000
                                                           ---------- ----------
                                                            2,456,240  3,459,050
      CONSUMER NON-DURABLE -- 13.7%
      ----------------------------------------------------------------------
 25,500* Bush Boake Allen Inc. .........................      708,904    698,062
  8,000  CPC International Inc. ........................      339,924    549,000
 14,000  International Flavors & Fragrances ............      477,681    672,000
 24,000  PepsiCo Inc. ..................................      886,525  1,341,000
  7,500  Procter & Gamble Co. ..........................      365,983    622,500
                                                           ---------- ----------
                                                            2,779,017  3,882,562
      FINANCIAL -- 29.4%
      ----------------------------------------------------------------------
 18,000  American International Group Inc. .............      869,512  1,665,000
     23* Berkshire Hathaway Inc. .......................      208,980    738,300
 22,000  Cincinnati Financial Corp. ....................    1,148,724  1,435,500
 12,000  Federal Home Loan Mortgage Corp. ..............      554,652  1,002,000
 16,000  Fifth Third Bancorp ...........................      816,000  1,172,000
 51,500  Synovus Financial Corp. .......................      983,277  1,467,750
 18,000  Wachovia Corp. ................................      655,830    823,500
                                                           ---------- ----------
                                                            5,236,975  8,304,050


                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1995

                                                                        Market
 Shares Company                                              Cost       Value
 ------ -------                                              ----       ------
      HEALTH CARE -- 11.0%
      ----------------------------------------------------------------------

 38,500 Allergan Inc. .................................       926,295  1,251,250
 21,500 Johnson & Johnson..............................       919,321  1,840,938
                                                          ----------- ----------
                                                            1,845,616  3,092,188
      RETAIL & SERVICES -- 13.4%
      ----------------------------------------------------------------------

 16,500 Brady WH Co. CL A..............................       270,375    445,500
 12,000 Gannett Inc. ..................................       654,720    736,500
 20,000 May Department Stores Co. .....................       622,663    845,000
 59,000 Walgreen Co. ..................................     1,074,435  1,762,625
                                                          ----------- ----------
                                                            2,622,193  3,789,625
      TECHNOLOGY -- 1.2%
      ----------------------------------------------------------------------

  8,000 Teleflex Inc. .................................       227,310    328,000
                                                          ----------- ----------
                                                              227,310    328,000
        TOTAL COMMON STOCKS............................   $16,215,106 23,882,875

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 16.7%
--------------------------------------------------------------------------------

 Principal                                        Purchase Maturity   Market
   Amount   Description                            Yield     Date      Value
 ---------- -----------                           -------- -------- -----------
 $4,710,000 Federal Farm Credit Bank ..........    5.884%  01/02/96   4,709,241
                                                                    -----------
            TOTAL U. S. GOVERNMENT AGENCY
            OBLIGATIONS (COST -- $4,709,241)...                       4,709,241
                                                                    -----------
            TOTAL INVESTMENTS (COST --
             $20,924,347) (101.2%).............                     $28,592,116
                                                                    ===========

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.

*Non-income producing security.

                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1995

ASSETS:
Investments at market value:
 Common stocks (cost $16,215,106)................................  $23,882,875
 U.S. Government Agency Obligations at value (amortized cost
  $4,709,241)....................................................    4,709,241
                                                                  ------------
  Total investments..............................................   28,592,116
Cash.............................................................        3,035
Receivables:
 Dividends.......................................................       53,620
 Shares sold.....................................................       42,242
Deferred organizational expenses -- Note A.......................       23,691
Prepaid expenses.................................................        1,326
                                                                  ------------
  Total Assets...................................................  $28,716,030
                                                                  ============
LIABILITIES:
Payables:
 Investments.....................................................  $   284,254
 Due to advisor -- Note B........................................       57,280
 Organizational expenses -- Note A...............................       29,550
 Dividends payable...............................................       15,947
 Shares redeemed.................................................        3,258
Accrued expenses.................................................       66,520
                                                                  ------------
  Total Liabilities..............................................      456,809
                                                                  ------------
CAPITAL:
Common stock ($.001 par value; 150,000,000 shares authorized and
 1,399,281 shares issued and outstanding)........................        1,400
Paid-in surplus..................................................   20,591,377
Net unrealized appreciation on investments.......................    7,667,769
Distributions in excess of net investment income -- Note A....... (      1,325)
                                                                  ------------
  Total Capital (Net Assets) (equivalent to $20.20 per share)....   28,259,221
                                                                  ------------
  Total Liabilities and Capital..................................  $28,716,030
                                                                  ============


                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
  Dividends........................................................  $  422,766
  Interest.........................................................     196,517
                                                                    -----------
    Total investment income........................................     619,283
EXPENSES:
  Management fees -- Note B........................................     193,004
  Custodian fees...................................................      50,630
  Audit fees.......................................................      37,680
  12b-1 expenses -- Note B.........................................      37,325
  Transfer Agent fees..............................................      30,970
  Directors' fees..................................................      23,900
  Organizational expenses -- Note A................................      23,243
  Legal fees.......................................................      16,315
  Insurance expense................................................      15,122
  Shareholder reports..............................................      12,830
  Filing fees......................................................       4,120
  Trade Association................................................       1,840
                                                                    -----------
                                                                        446,979
  Waiver of management fee by Adviser -- Note B.................... (    24,783)
                                                                    -----------
    Total expenses.................................................     422,196
                                                                    -----------
      Net investment income........................................     197,087
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments -- Note A.......................     919,975
  Change in unrealized appreciation on investments.................   5,335,064
                                                                    -----------
    Net gain on investments........................................   6,255,039
                                                                    -----------
      Net increase in net assets resulting from operations.........  $6,452,126
                                                                    ===========


                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                        For the year ended
                                                           December 31,
                                                         1995          1994
                                                     ------------  ------------
 INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment income.............................  $   197,087   $   149,934
  Net realized gain on investments..................      919,975       117,418
  Net change in unrealized appreciation on
   investments......................................    5,335,064       265,872
                                                     ------------  ------------
    Net increase in net assets from operations......    6,452,126       533,224
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............................. (    196,792) (    149,934)
  Realized gain from investment transactions........ (    811,088) (          0)
  Distributions in excess of net investment income.. (          0) (      1,071)
                                                     ------------  ------------
    Total distributions............................. (  1,007,880) (    151,005)
 FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 49,498 and 9,146 shares issued in
   reinvestment of dividends, respectively..........      991,935       146,516
  Proceeds from 446,320 and 107,940 shares sold,
   respectively.....................................    8,924,169     1,688,277
  Cost of 377,902 and 350,126 shares repurchased,
   respectively..................................... (  7,576,898) (  5,499,786)
                                                     ------------  ------------
    Net increase (decrease) in net assets from
     capital share transactions.....................    2,339,206  (  3,664,993)
                                                     ------------  ------------
     Total increase (decrease) in net assets........    7,783,452  (  3,282,774)
 NET ASSETS:
  Beginning of year.................................   20,475,769    23,758,543
                                                     ------------  ------------
  End of year (includes distributions in excess of
   net investment income of ($1,325) and ($1,621),
   respectively)....................................  $28,259,221   $20,475,769
                                                     ============  ============

                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE A -- ACCOUNTING POLICIES

Hilliard Lyons Growth Fund, Inc. (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated under the laws of the state of Maryland and commenced operations on January 6, 1992. The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

SECURITY VALUATION: Securities traded on a national securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at last sales prices. Securities so traded for which there were no sales and other securities are valued at the mean of the most recent bid-asked quotations except that bonds not traded on a securities exchange nor quoted on the NASDAQ System will be valued at prices provided by a recognized pricing service unless the Adviser believes that such price does not represent a fair value. Each money market instrument having a maturity of 60 days or less from the valuation date is valued on an amortized cost basis. Other securities and assets will be valued at fair value, as determined in good faith by the Adviser under procedures established by, and under the supervision and responsibility of, the Fund's Board of Directors.

Normally, repurchase agreements are not subject to trading. U.S. Government obligations pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions of the agreement provide that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

FEDERAL INCOME TAXES: It is the policy of the Fund to qualify under the Internal Revenue Code as a regulated investment company and to distribute all of its taxable income to shareholders, thereby relieving the Fund of federal income tax liability. The Fund intends to utilize provisions of Federal income tax laws which allow a realized capital loss to be carried forward for eight years following the year of loss and offset such losses against any future realized gains. At December 31, 1995, the Fund did not have a tax-basis capital loss carryforward. In addition, from November 1, 1995 through December 31, 1995, the Fund did not incur any net realized capital losses. If the Fund had incurred net capital losses during this period, as permitted by tax regulations, the Fund would elect to defer these losses and treat them as arising in the fiscal year ended December 31, 1996.

DIVIDEND POLICY: It is the policy of the Fund to make distributions annually of its net investment income and its net realized capital gains, if any, at the end of the year in which earned or at the beginning of the next year. Dividends and capital gain distributions will normally be reinvested in additional shares at net asset value without a sales charge, unless otherwise elected at purchase.

DEFERRED ORGANIZATIONAL EXPENSES: Deferred organizational expenses included on the statement of assets and liabilities include organizational costs incurred during the start up of the Fund that J. J. B. Hilliard, W. L. Lyons, Inc., the Distributor, had paid for the Fund. It is the policy of the Fund that the Fund will reimburse these organizational expenses. These expenses are being amortized using the straight-line method over sixty (60) months.

The Distributor has agreed that in the event that any of the initial 34,990 shares that it purchased are redeemed during the period of amortization of the Fund's organizational and start-up expenses, the redemption proceeds will be reduced by any such unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

OTHER: The accounts of the Fund are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date.

NOTE B -- INVESTMENT ADVISORY AGREEMENT

The investment adviser, Hilliard Lyons Investment Advisors (the "Adviser") is a division of J. J. B. Hilliard, W. L. Lyons, Inc. which owns 37,098 shares of the Fund. Under the Investment Advisory Agreement, the Adviser receives a fee, accrued daily and paid quarterly, at an annual rate of .80% of the Fund's average daily net assets. The Adviser has voluntarily agreed to reduce the fee payable to it under the Advisory Agreement and, if necessary, reimburse the Fund on a quarterly basis, by the amount by which the Fund's total annualized operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses but including the Adviser's compensation) for the fiscal year ending December 31, 1995 exceed 1.75% of the first $50 million of average daily net assets and 1.50% of average daily net assets in excess of $50 million. For the year ended December 31, 1995, there was no reimbursement necessary from the Adviser and the waiver of the management fee amounted to $24,783.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Plan"). Under the Plan, the Fund reimburses the Distributor quarterly at an annualized rate of up to .25% of the Fund's average daily net assets for distribution expenses actually incurred provided the expenses for which reimbursement is made are primarily intended to result in the sale of Fund shares and are approved by the Fund's Board of Directors. Expenses for which the Distributor may be reimbursed under the Plan include, but are not limited to, payments to investment brokers of the Distributor and to authorized dealers for distribution of shares of the Fund and for promotion of the maintenance of holdings by established stockholders and stockholder servicing.

For transactions executed during the year ended December 31, 1995, the Fund incurred brokerage commissions of $14,643 of which $405 was paid to J. J. B. Hilliard, W. L. Lyons, Inc., an affiliated corporation. Additionally, J. J. B. Hilliard, W. L. Lyons, Inc., the Distributor, received sales charges of approximately $48,601. The Hilliard Lyons profit sharing plan, as directed by each participant, owns 310,542 shares of the Fund as of December 31, 1995.

No compensation is paid by the Fund to officers and directors of the Fund who are affiliated with the Adviser or Hilliard Lyons. The Fund pays each unaffiliated director an annual retainer of $5,000 and a fee of $500 for each Board or Committee meeting attended and certain expenses the directors incur in attending meetings.

NOTE C -- PORTFOLIO TRANSACTIONS

For the year ended December 31, 1995, purchases and proceeds from sale of investment securities (excluding short-term securities) were $5,702,325 and $6,332,153, respectively.

The cost of investments for Federal income tax purposes and financial reporting is the same. At December 31, 1995, the gross unrealized appreciation and depreciation on investments was $7,754,993 and $87,224, respectively, resulting in net unrealized appreciation of $7,667,769.

                              FINANCIAL HIGHLIGHTS

  The following table includes selected data for a share of capital stock outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                              Period from
                                                               January 6,
                              For the year ended                1992* to
                                 December 31,                 December 31,
                            1995         1994         1993        1992
                          --------     --------     --------  ------------
Net asset value:
 Beginning of period....   $ 15.98      $ 15.69      $ 15.19     $ 14.29
                          --------     --------     --------    --------
Net investment income...      0.15         0.12         0.13        0.10
Net realized and change
 in unrealized gain on
 investments............      4.82         0.29         0.50        0.90
                          --------     --------     --------    --------
Total from investment
 operations.............      4.97         0.41         0.63        1.00
                          --------     --------     --------    --------
Less dividends from net
 investment income......  (   0.15)    (   0.12)    (   0.13)   (   0.10)
Less dividends from net
 realized capital gains.  (   0.60)    (   0.00)    (   0.00)   (   0.00)
                          --------     --------     --------    --------
Total distributions.....  (   0.75)    (   0.12)    (   0.13)   (   0.10)
                          --------     --------     --------    --------
Net asset value:
 End of period..........   $ 20.20      $ 15.98      $ 15.69     $ 15.19
                          ========     ========     ========    ========
Total Investment
 Return(1)..............     31.10%        2.60%        4.13%       7.09%**

SIGNIFICANT RATIOS AND
SUPPLEMENTAL DATA

Operating expenses to
 average net assets.....      1.75%(c)     1.75%(b)     1.75%       1.71%**(a)
Net investment income to
 average net assets.....       .82%(c)      .68%(b)      .75%       1.07%**(a)
Portfolio turnover rate.     27.50%       20.10%       59.64%      19.63%
Net assets, end of
 period (000s omitted)..   $28,259      $20,476      $23,758     $22,404

(a) Net of voluntary expense reimbursement and management fee waiver by the Adviser. If the Fund had borne all expenses that were assumed by the Adviser and paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 2.76% and 0.02%, respectively, for the period January 6, 1992 through December 31, 1992.

(b) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.94% and 0.50%, respectively, for the year ended December 31, 1994.

(c) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.85% and 0.71%, respectively, for the year ended December 31, 1995.

(1) Excludes maximum sales charge of 4.75%.

*  Commencement of operations
** Annualized

                         REPORT OF INDEPENDENT AUDITORS

To the Directors and Shareholders
Hilliard Lyons Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Hilliard Lyons Growth Fund, Inc., including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended, and for the period from January 6, 1992 (commencement of operations) to December 31, 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hilliard Lyons Growth Fund, Inc. at December 31, 1995, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended, and for the period from January 6, 1992 (commencement of operations) to December 31, 1992, in conformity with generally accepted accounting principles.

                                          LOGO SIGNATURE OF Ernst & Young LLP

Louisville, Kentucky
January 12, 1996

                                      LOGO
                                 ANNUAL REPORT
                               DECEMBER 31, 1995
                                      LOGO

                                   DIRECTORS

William A. Blodgett, Jr.   Gilbert L. Pamplin
Donald F. Kohler           Dillman A. Rash
John C. Owens

                                    OFFICERS

Donald F. Kohler -- Chairman
Samuel C. Harvey -- President
Thomas A. Corea -- Vice President and Secretary
Joseph C. Curry, Jr. -- Vice President and Treasurer
Dianna P. Wengler -- Vice President

                                  DISTRIBUTOR

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
P.O. Box 32760
Louisville, Kentucky 40232-2760
(502) 588-9145
(800) 444-1854

                          TRANSFER AGENT AND CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02266

                                    AUDITORS

Ernst & Young LLP
400 West Market Street
Louisville, Kentucky 40202

                                 LEGAL COUNSEL

Hirn Doheny Reed & Harper
2000 Meidinger Tower
Louisville, Kentucky 40202

This report is intended for the information of shareholders of the Hilliard Lyons Growth Fund, Inc., but it may also be used as sales literature when pre-ceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund.

                                 ANNUAL REPORT
                               DECEMBER 31, 1995